Exhibit 99.2

Form of Section 906 Certification

Aspect Communications Corporation
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aspect Communications Corporation (the “Company”) on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary A. Wetsel, Executive Vice President, Finance, Chief Financial Officer, and Chief Administrative Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Gary A. Wetsel Gary A. Wetsel
Executive Vice President, Finance,
Chief Financial Officer, and Chief Administrative Officer
March 27, 2003